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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                      ------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 30, 1998





                        UNIVERSAL HOSPITAL SERVICES, INC.
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             (Exact name of registrant as specified in its charter)


          Minnesota                  0-20086                  41-0760940
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(State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)             File Number)          Identification No.)



 1250 Northland Plaza, 3800 West 80th Street, Bloomington, Minnesota 55431-4442
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (612) 893-3200


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)
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Item 2.  Acquisition or Disposition of Assets.

         On July 30, 1998, Universal Hospital Services, Inc. ("UHS") acquired HCI Acquisition Corp. ("HCI"), the parent company of Home Care Instruments, Inc., pursuant to a Stock Purchase Agreement of the same date among UHS and the shareholders of HCI. As a result of the acquisition, UHS acquired all of the outstanding capital stock of HCI, and HCI became a wholly owned subsidiary of UHS. In connection with the acquisition, UHS paid approximately $19.3 million to the shareholders of HCI less the repayment by UHS of approximately $3.6 million of outstanding indebtedness of HCI.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements of Business Acquired

                  It is impracticable to provide the required financial statements of HCI at this time. These financial statements will be provided in an amendment to this Current Report on Form 8-K as soon as practicable, but not later than October 14, 1998.

         (b)      Pro Forma Financial Information

                  It is impracticable to provide the required pro forma financial information relative to the acquisition of HCI at this time. The pro forma financial information will be provided in an amendment to this Current Report on Form 8-K as soon as practicable, but not later than October 14, 1998.

         (c)      Exhibits

                  Exhibit No.   Description

                      2 Stock Purchase and Sale Agreement dated as of July 30, 1998, by and among Jeffrey L. Singer, Todd B. Siwak, Roger I. Siwak, the Michael Singer Family Trust, Center of Contemporary Arts, the Jewish Federation of St.Louis and UHS.

                                       -2-
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 1998                          UNIVERSAL HOSPITAL SERVICES, INC.


                                               /s/ David E. Dovenberg
                                               ----------------------
                                               David E. Dovenberg
                                               President and CEO


                                       -3-
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                                INDEX TO EXHIBITS


Exhibit
Number     Item                                                            Page
-------    ----                                                            ----

2 Stock Purchase and Sale Agreement dated as of July 30, 1998, by and among Jeffrey L. Singer, Todd B. Siwak, Roger I. Siwak, the Michael Singer Family Trust, Center of Contemporary Arts, the Jewish Federation of St.Louis and UHS